B A R O N

F U N D S®

Baron Real Estate Income Fund

Supplement dated February 28, 2022 to Summary Prospectus dated December 31, 2021

IMPORTANT NOTICE REGARDING CHANGE IN THE INVESTMENT STRATEGY

Effective Friday, April 29, 2022, in connection with the principal investment strategy of Baron Real Estate Income Fund (the “Fund”), the Summary Prospectus of the Fund is modified as follows:

On page 2 of the Summary Prospectus, the following sentence under “Principal Investment Strategies of the Fund,” which reads as follows: “The Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in real estate income-producing securities and other real estate securities of any market capitalization, including common stocks and equity securities, debt and preferred securities, non-U.S. real estate income-producing securities, and any other real estate-related yield securities, however, investments in non-U.S. securities are limited to 25% of the Fund’s total assets at the time of purchase.” is deleted in its entirety and replaced with the following: “The Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in real estate income-producing securities and other real estate securities of any market capitalization, including common stocks and equity securities, debt and preferred securities, non-U.S. real estate income-producing securities, and any other real estate-related yield securities, however, investments in non-U.S. securities are limited to 35% of the Fund’s total assets at the time of purchase.”